SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                 FORM 8-K


                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):    March 6, 2003


                     FOUNTAIN POWERBOAT INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)


     NEVADA                            0-14712          56-1774895
(State or other                    (Commission        (IRS  Employer
jurisdiction of incorporation)       File Number)      Identification No.)



     Whichard's Beach Road
     P.O. Drawer 457
     Washington, North Carolina                        27889
(Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code:   (252) 975-2000




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Item 5.  Other Events and Regulation FD Disclosure.

     Registrant announced that, at a meeting held on March 6, 2003, its Board of Directors had elected Irving L. Smith to serve as the company's Chief Financial Officer. A copy of the company's press release is attached as Exhibit 99 to this Report.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.   The following exhibit is being filed with this Report:

Exhibit         Exhibit
No.            Description
_____       _______________________________

99          Copy of press release dated March 6, 2003






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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FOUNTAIN POWERBOAT INDUSTRIES, INC.
                                               (Registrant)



Date:     March 6, 2003          By:    /S/ Reginald M. Fountain, Jr.
                                      Reginald M. Fountain, Jr.
                                      President and Chief Executive Officer




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